COMMITEMENTS	12 Months Ended
Dec. 31, 2023
COMMITMENTS
COMMITMENTS
23.	COMMITMENTS

USD million	December 31, 2023	December 31, 2022
Guarantees	15.7	14.7
Other commitments	210.7	217.8

Minor part of the guarantees relates to the sold Precor business. In accordance with the Share Purchase Agreement, such guarantees are the buyer’s responsibility commencing from the date of purchase and are expected to be released in 2024.

Other commitments are primarily due to long-term endorsement contracts with several professional and non-professional leagues, particularly in the United States, and contracts with brand ambassadors. A certain major contract with the NBA covers a period lasting until the end of 2031, while other contracts are more short-term.

There are no guarantees or contingencies given for the management of the Group, for the shareholders, or for the associated companies.

Ongoing litigations

The Group has extensive international operations and is involved in a number of legal proceedings, including product liability suits. These litigations are assessed on an ongoing basis by evaluating the probability of any potential financial impact. During the fiscal year 2023, the Group accounted for USD 3.3 million expenses related to a certain litigation in connection with the divestiture of a business unit.

Management does not consider the outcome of any other legal proceedings currently pending as probable and does not expect any materially adverse effect on the consolidated statement of loss and other comprehensive income and loss or consolidated statement of financial position.